Property And Equipment, Net	12 Months Ended
Dec. 31, 2010
Property And Equipment, Net [Abstract]
Property And Equipment, Net
7.	PROPERTY AND EQUIPMENT, NET

Property and equipment was comprised of the following at December 31, 2010 and 2009:

	2010	2009
	(in thousands)

Land	$18,405	$16,206
Buildings and leasehold improvements	476,057	368,341
Equipment	539,518	536,328
Computer software	1,025,468	1,013,461

	2,059,448	1,934,336
Accumulated depreciation	(1,244,111)	(1,255,194)

Property and equipment, net	$815,337	$679,142

Depreciation expense was $225.1 million in 2010, $213.0 million in 2009, and $183.3 million in 2008, including amortization expense for capitalized internally developed and purchased software of $135.5 million in 2010, $126.9 million in 2009, and $92.9 million in 2008. The table above includes $131.0 million of net property and equipment acquired in connection with the December 21, 2010 acquisition of Concentra more fully described in Note 3.